SEGMENT INFORMATION
                       TECHNE CORPORATION AND SUBISIDARIES
                    (in thousands of $'s, except per share data)


                                                          Increase
                                                         (Decrease)
                                      Fiscal 2009      From Fiscal 2008
                                   -----------------   ----------------
                                    First   Percent         First
                                   Quarter  of Sales       Quarter
                                   -------  --------       -------
Sales                               69,324      100%        11,337
Cost of sales                       13,086       19%           982
                                   -------  --------       -------
Gross margin                        56,238       81%        10,355

Gross margin percentage              81.1%

SG&A expense                         8,840       13%           750
R&D expense                          5,910        8%           729
Amortization expense                   240        --           (48)
Interest income                     (2,887)      (4%)          111
Other non-operating ex., net         1,187        2%           618
                                   -------  --------       -------
                                    13,290       19%         2,160
                                   -------  --------       -------
Earnings before income taxes        42,948       62%         8,195
Income taxes                        14,355       21%         2,674
                                   -------  --------       -------
                                    28,593       41%         5,521
                                   =======  ========       =======

Diluted earnings per share            0.74
Weighted average diluted
 shares outstanding                 38,747




                             BIOTECHNOLOGY  (1)
                            (in thousands of $'s)
                                                          Increase
                                                         (Decrease)
                                      Fiscal 2009      From Fiscal 2008
                                   -----------------   ----------------
                                    First   Percent         First
                                   Quarter  of Sales       Quarter
                                   -------  --------       -------
Sales                               53,899      100%         8,571
Intersegment sales                  (7,762)                 (1,315)
                                   -------                 -------
                                    46,137                   7,256

Cost of sales                       10,247       19%         1,250
Intersegment sales                  (7,461)                 (1,287)
                                   -------                 -------
                                     2,786                     (37)
                                   -------  --------       -------
Gross margin                        43,351       81%         7,293

Gross margin percentage              81.0%

SG&A expense                         5,141       10%           517
R&D expense                          5,717       11%           715
Amortization expense                   240        --           (48)
Interest, net                       (1,084)      (2%)          173
Exchange loss/(gain)                    (2)       --           (36)
                                   -------  --------       -------
                                    10,012       19%         1,321
                                   -------  --------       -------
Pretax result                       33,339       62%         5,972
                                   =======  ========       =======

(1)	Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China



                            R&D SYSTEMS EUROPE
                      (in thousands of British pounds)
                                                          Increase
                                                         (Decrease)
                                      Fiscal 2009      From Fiscal 2008
                                   -----------------   ----------------
                                    First   Percent         First
                                   Quarter  of Sales       Quarter
                                   -------  --------       -------
Sales                               10,175      100%         2,570
Cost of sales                        4,260       42%           805
                                   -------  --------       -------
Gross margin                         5,915       58%         1,765

Gross margin percentage              58.1%

SG&A expense                         1,224       12%           110
Interest income                       (790)      (8%)         (107)
Exchange loss/(gain)                   260        3%           356
                                   -------  --------       -------
                                       694        7%           359
                                   -------  --------       -------
Pretax result                        5,221       51%         1,406
                                   =======  ========       =======



                            R&D SYSTEMS EUROPE
                           (in thousands of $'s)
                                                          Increase
                                                         (Decrease)
                                      Fiscal 2009      From Fiscal 2008
                                   -----------------   ----------------
                                    First   Percent         First
                                   Quarter  of Sales       Quarter
                                   -------  --------       -------
Sales                               18,941      100%         3,492
Cost of sales                        7,931       42%           911
                                   -------  --------       -------
Gross margin                        11,010       58%         2,581

Gross margin percentage              58.1%

SG&A expense                         2,283       12%            21
Interest income                     (1,471)      (8%)          (84)
Exchange loss                          476        3%           674
                                   -------  --------       -------
                                     1,288        7%           611
                                   -------  --------       -------
Pretax result                        9,722       51%         1,970
                                   =======  ========       =======


                               HEMATOLOGY
                          (in thousands of $'s)
                                                          Increase
                                                         (Decrease)
                                      Fiscal 2009      From Fiscal 2008
                                   -----------------   ----------------
                                    First   Percent         First
                                   Quarter  of Sales       Quarter
                                   -------  --------       -------
Sales                                4,246      100%           589
Cost of sales                        2,369       56%           108
                                   -------  --------       -------
Gross margin                         1,877       44%           481

Gross margin percentage              44.2%

SG&A expense                           436       10%           (31)
R&D expense                            193        4%            14
Interest, net                         (102)      (2%)           18
                                   -------  --------       -------
                                       527       12%             1
                                   -------  --------       -------
Pretax result                        1,350       32%           480
                                   =======  ========       =======



                      CORPORATE AND OTHER (2)
                       (in thousands of $'s)
                                                 Increase
                                                (Decrease)
                                 Fiscal 2009  From Fiscal 2008
                                 -----------  ----------------
                                    First           First
                                   Quarter         Quarter
                                   -------         -------
Interest income                        230              (4)
Rental income                           99              32
                                   -------         -------
                                       329              28

SG&A expense                           980             243
Other-Building expenses                553               9
Other-Equity Investment losses         259               3
                                   -------         -------
                                     1,792             255
                                   -------         -------
Pretax result                       (1,463)           (227)
                                   =======         =======


(2)	Unallocated corporate expenses and Techne's share of losses
by Hemerus Medical, LLC and Nephromics, LLC.